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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 2, 2005

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                           METRETEK TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

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
          DELAWARE                      0-19793               84-11698358
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)
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                         303 EAST 17TH AVENUE, SUITE 660
                             DENVER, COLORADO 80203
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (303) 785-8080

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 2, 2005, Metretek Technologies, Inc., a Delaware corporation (the "Company"), along with its wholly-owned subsidiaries Southern Flow Companies, Inc. ("Southern Flow"), PowerSecure, Inc. ("PowerSecure") and Metretek, Incorporated ("Metretek Florida"), entered into a Credit Agreement (the "Credit Agreement") with First National Bank of Colorado (the "Lender"), providing for a $4.5 million revolving credit facility (the "Credit Facility"). Southern Flow and PowerSecure are the borrowers under the Credit Facility. Amounts borrowed under the Credit Facility bear interest at a rate of prime plus one and a half percent (prime + 1.50%). The Credit Facility matures on September 1, 2007. The Credit Facility refinances the Company's current credit facility with Wells Fargo Business Credit, Inc. ("Wells Fargo"). The Credit Facility is expected to be used primarily to fund the operations and growth of PowerSecure, as well as the operations of Southern Flow and Metretek Florida. The closing of and funding under the Credit Facility will occur upon and is conditioned upon the termination of its current credit facility with Wells Fargo Credit Facility, as described in Item 1.02 of this Report.

     The Credit Facility is structured in two parts: a $2.5 million facility for PowerSecure (the "PowerSecure Facility") and a $2.0 million facility for Southern Flow (the "Southern Flow Facility"). Borrowings under the PowerSecure Facility are limited to a borrowing base consisting of the sum of 75% of PowerSecure's eligible accounts receivable, plus 25% of the sum of PowerSecure's unbilled accounts receivable less the amount of PowerSecure's unearned revenues or advanced billings on contracts, plus 25% of PowerSecure's inventory. Borrowings under the Southern Flow Facility are limited to a borrowing base consisting of the sum of 80% of Southern Flow's eligible accounts receivable, plus 20% of Southern Flow's inventory, plus 70% of Metretek Florida's eligible accounts receivable. As of September 2, 2005, the aggregate borrowing base under the Credit Facility was approximately $4,350,000.

     Upon closing, the obligations of PowerSecure and Southern Flow, as borrowers, under the Credit Agreement will be secured by security agreements (the "Security Agreements") by Southern Flow, PowerSecure and Metretek Florida and will be guaranteed by the Company in a guaranty (the "Guaranty"). The Security Agreements will grant to the Lender a first priority security interest in virtually all of the assets of each of the parties to the Credit Agreement.

     The Credit Agreement contains customary representations and warranties and affirmative and negative covenants, including financial covenants pertaining to minimum cash flow coverage ratios and maximum debt to tangible net worth ratios of the Company and PowerSecure, minimum current assets to current liabilities ratios of PowerSecure and Southern Flow, as well as a minimum tangible net worth by Southern Flow. The Credit Agreement does not contain any financial covenants pertaining to Metretek Florida. The Credit Agreement contains other customary covenants that apply to the Company, PowerSecure, Southern Flow and Metretek Florida, limiting the incurrence of additional indebtedness or liens, restricting dividends and redemptions of capital stock, restricting their ability to engage in mergers, consolidations, sales and acquisitions, to make investments, to issue guarantees of other obligations, to engage in transactions with affiliates to or make restricted payments and other matters customarily restricted in secured loan agreements, without the Lender's prior written consent.

     The Credit Agreement contains customary events of default, including payment defaults, breach of representations and warranties, covenant defaults, cross-defaults, certain bankruptcy or insolvency


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events, judgment defaults and certain ERISA-related events. The Credit Facility also contains minimum interest charges and unused credit line and termination fees.

     The foregoing description of the Credit Facility does not purport to be a complete statement of the parties' rights and obligations under the Credit Facility and is qualified in its entirety by reference to the text of the Credit Agreement, the form of Security Agreement and the form of the Guaranty, which are attached as exhibits hereto and incorporated herein by this reference.

     A copy of the Company's press release announcing the Credit Facility is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On September 6, 2005, in connection with entering the Credit Agreement described in Item 1.01 above, the Company gave notice of termination of its credit facility with Wells Fargo (the "Wells Fargo Credit Facility"). Such termination becomes effective upon the earlier of 30 days after such notice or such date as Wells Fargo agrees, and upon such termination the Company will repay the outstanding amount thereunder (which as of September 6, 2005 was approximately $1,868,000) with a portion of the proceeds of the Credit Facility. The Wells Fargo Credit Facility was a $3.26 million secured revolving line of credit that previously constituted the Company's primary credit facility and was scheduled to expire on September 30, 2006. The Wells Fargo Credit Facility consisted of three separate credit and security agreements, one between each of Southern Flow, PowerSecure and Metretek Florida, as borrowers, and Wells Fargo, as lender, and each credit agreement was guaranteed by the non-borrowers of the Company, Southern Flow, PowerSecure, Metretek Florida and Metretek Contract Manufacturing Company, Inc., a subsidiary of Metretek Florida, and secured by first priority security interests in substantially all of the assets of each borrower and each guarantor. Upon the termination of the Wells Fargo Credit Facility, the Company will pay Wells Fargo a termination fee equal to one percent (1%) of the maximum line of $3,260,000.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          The information provided above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS

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
          10.1 Credit Agreement, dated as of September 2, 2005, among Metretek Technologies, Inc., PowerSecure, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and First National Bank of Colorado

          10.2 Form of Security Agreement, dated as of September 2, 2005, between each of PowerSecure, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and First National Bank of Colorado

          10.3 Form of Guaranty, dated as of September 2, 2005, by Metretek Technologies, Inc. for the benefit of First National Bank of Colorado
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
          99.1 Press Release of Metretek Technologies, Inc., issued September 7, 2005, announcing the First National Bank of Colorado credit facility.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRETEK TECHNOLOGIES, INC.


                                       By: /s/ W. Phillip Marcum
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                                           W. Phillip Marcum
                                           President and Chief Executive Officer

Dated: September 6, 2005


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